CORPORATE OVERVIEW September 2023 Exhibit 99.1

Disclosures The information contained in this presentation has been prepared by Aeglea Biotherapeutics, Inc. and its affiliates, including Spyre Therapeutics, Inc. (“Spyre” or the “Company”) and contains information pertaining to the business and operations of the Company. The information contained in this presentation: (a) is provided as at the date hereof, is subject to change without notice, and is based on publicly available information, internally developed data as well as third party information from other sources; (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company; (c) is not to be considered as a recommendation by the Company that any person make an investment in the Company; (d) is for information purposes only and shall not constitute an offer to buy, sell, issue or subscribe for, or the solicitation of an offer to buy, sell or issue, or subscribe for any securities of the Company in any jurisdiction in which such offer, solicitation or sale would be unlawful. Where any opinion or belief is expressed in this presentation, it is based on certain assumptions and limitations and is an expression of present opinion or belief only. This presentation should not be construed as legal, financial or tax advice to any individual, as each individual’s circumstances are different. This document is for informational purposes only and should not be considered a solicitation or recommendation to purchase, sell or hold a security. Forward-Looking Information Certain information set forth in this presentation contains “forward-looking statements” within the meaning of applicable United States securities legislation. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include but are not limited to statements regarding: stockholder approval of the conversion rights of the Series A Preferred Stock; the concurrent financing and acquisition and the expected effects, perceived benefits or opportunities and related timing with respect thereto; expectations regarding or plans for discovery, preclinical studies, clinical trials and research and development programs; expectations regarding the use of proceeds and the time periods over which the Company’s capital resources will be sufficient to fund its anticipated operations; the market and potential opportunities for inflammatory bowel disease therapies; other activities, events or developments that the Company expects or anticipates will or may occur in the future; the Company’s business strategy objectives and goals; and management’s assessment of future plans and operations which are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward-looking statements can often be identified by the use of words such as “may”, “will”, “could”, “would”, “anticipate”, ‘believe”, expect”, “intend”, “potential”, “estimate”, “scheduled”, “plans”, “planned”, “forecasts”, “goals” and similar expressions or the negatives thereof. Forward-looking statements are neither historical facts nor assurances of future performance. Forward-looking statements are based on a number of factors and assumptions made by management and considered reasonable at the time such information is provided, and forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements including those uncertainties and factors described under the heading “Risk Factors,” “Risk Factor Summary” and “Cautionary Information Regarding Forward-Looking Statements” in Aeglea’s Proxy Statement on Form 14A filed with the Securities and Exchange Commission (“SEC”) on August 8, 2023, as well as discussions of potential risks, uncertainties, and other filings by Aeglea from time to time, as well as risk factors associated with companies, such as Spyre, that operate in the biopharma industry. All of the forward-looking statements made in this presentation are qualified by these cautionary statements and other cautionary statements or other factors contained herein. Although management believes that the expectations conveyed by forward-looking statements herein are reasonable based on information available on the date such forward-looking statements are made, there can be no assurance that forward looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. The Company undertakes no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws. The forward-looking statements contained herein are presented for the purposes of assisting readers in understanding the Company’s plan, objectives and goals and may not be appropriate for other purposes. The reader is cautioned not to place undue reliance on forward-looking statements. Industry Information This presentation also contains or references certain industry data that is based upon information from independent industry publications, market research, and surveys and other publicly available sources. Although the Company believes these sources to be generally reliable, such information is subject to interpretation and cannot be verified with complete certainty due to limits on the availability and reliability of data, the voluntary nature of the data gathering process and other inherent limitations and uncertainties. The Company has not independently verified any of the data from third party sources referred to in this presentation and accordingly, the Company makes no representation or warranty as to the origin, validity, accuracy, completeness, currency or reliability of the information in this presentation.

Aeglea-Spyre Transaction highlights Structure: The acquisition of Spyre was structured as a stock-for-stock transaction whereby all of Spyre’s outstanding equity interests were exchanged for a combination of shares of Aeglea common stock and a newly created non-voting Series A convertible preferred stock. Financing: Concurrent with the acquisition of Spyre, Aeglea closed a $210 million private placement with a group of institutional accredited investors led by Fairmount Funds and joined by a robust syndicate of dedicated biotechnology investors as well as additional undisclosed institutional investors. Primary use of proceeds: The proceeds from the private placement are expected to be primarily used to advance the Spyre pipeline and deliver the following anticipated milestones: two INDs for SPY001 and SPY002 in 2024, HV PK/PD data for SPY001 in 2H2024, and HV PK/PD data for SPY002 in 1H2025. Proceeds are expected to provide cash runway into 2026.

Capitalization As of 6/20/2023* Shares of common stock outstanding 2.6 million Pre-funded warrants 1.2 million Merger consideration Shares of common 0.5 million Shares of preferred 0.4 million Preferred conversion ratio 1:40 Total pre-financing common equivalent 18.9 million Concurrent financing Shares of preferred 0.7 million Common equivalent 28.9 million Total capitalization (Common) 47.7 million Shares of common stock and preferred stock were issued to Spyre security holders in exchange for all of Spyre’s outstanding equity interests. Shares of preferred stock were issued to Spyre stockholders and to investors in the $210 million private placement. Each share of preferred stock will automatically convert into 40 shares of common stock upon stockholder approval, subject to certain beneficial ownership restrictions set by each holder. Please refer to the company’s SEC filings for additional information. *Note: All figures have been retroactively adjusted to reflect the company’s 1-for-25 reverse stock split that will be effective as of 12:01 a.m. Eastern Time on September 8, 2023.

# Spyre aims to transform the treatment of IBD

SPYRE
THERAPEUTICS

***Opportunity for best-in-class Long-acting antibodies***
SC with Q8-12W dosing

***Rational therapeutic combinations***

***Precision patient selection***

## PARALLEL LEAD PROGRAMS AGAINST HIGH VALUE TARGETS

| TARGET | PROGRAM | DISCOVERY | IND-ENABLING | CLINICAL |
|---|---|---|---|---|
| ***α4β7***<br>*Same MOA as vedolizumab* | SPY001 | | | ***HV PK/PD data expected YE24*** |
| ***TL1A***<br>*Same MOA as PRA023* | SPY002 | | | ***HV PK/PD data expected 1H25*** |
| ***IL-23*** | SPY003 | | | |
| ***Novel MOA*** | SPY004 | | | |
| ***α4β7 + IL-23*** | SPY130 | | | |
| ***α4β7 + TL1A*** | SPY120 | | | |
| ***TL1A + IL-23*** | SPY230 | | | |

# Inflammatory bowel disease is a growing $21B market in which biologics are the preferred modality

**~1.7M**
IBD patients diagnosed in the US.

IBD makes up **22% of the global $100B+ I&I market.**

**Biologics are the preferred modality** for moderate-to-severe patients due to superior benefit-risk profile.

**$29B+**
estimated IBD market globally in 2028.


2021
Global IBD
Market
$21.1B
$29.1B
Crohn's disease

**IBD represents a multi-billion dollar market opportunity for best-in-class biologics.**

*Sources: Global Data, Evaluate Pharma, UpToDate, SVB Leerink.*

SPYRE
6

# Inflammatory bowel disease is a growing $21B market in which biologics are the preferred modality

**~1.7M**
IBD patients diagnosed in the US.

IBD makes up **22% of the global $100B+ I&I market.**

**Biologics are the preferred modality** for moderate-to-severe patients due to superior benefit-risk profile.

**$29B+**
estimated IBD market globally in 2028.


2021
Global IBD
Market
$21.1B
$29.1B
Crohn's disease

**IBD represents a multi-billion dollar market opportunity for best-in-class biologics.**

*Sources: Global Data, Evaluate Pharma, UpToDate, SVB Leerink.*

SPYRE
7

# Despite advances, new approaches are needed to break the efficacy ceiling and improve convenience of biologics



UC Maintenance Remission Rates (%)
80
60
40
20
0
0
2
4
6
8
10
12
14
Maintenance dosing frequency (weeks)
SOC today
vedolizumab
adalimumab
mirikizumab
golimumab
vedolizumab
ustekinumab
infliximab
Spyre target

*Summary data for select agents that randomize patients post response to induction; data from labels, company reports.*
*Vedolizumab approved in US as Q8W IV – Q2W SC approval pending following CRL in 2019. TL1A maintenance data not available.*
*Orals not shown (pbo-adj maintenance remission rates): Jaks - tofacitinib (27%), upadacitinib (30% 15mg, 40% 30mg); S1Ps: ozanimod (19%); etrasimod (25% - P3 Treat-through design).*

SPYRE
8

Spyre’s strategy to address unmet needs in IBD 1 2 3 Best-in-class mAb engineering With half-life extension technology Rational therapeutic combinations Precision patient selection Three strategic pillars in an effort to create the preeminent IBD company

Spyre mAbs introduce significant improvements over 1st generation mAbs Epitopes maintained Validated pharmacology Equivalent or better potency Potential for IP into 2040s Novel dosing profile Improved manufacturability Coverage of diverse back-up series High concentration SQ Ability to formulate at >150 mg/mL with low viscosity Citrate-free formulation Significantly extended half-life Q8-Q12W dosing based on validated half-life extension technology Spyre mAbs exploit validated biology with modifications designed for best-in-class properties 1 2 3 CLINICAL PRECEDENT YTE mAbs WT mAbs

# Spyre is rapidly developing combination products given clinical evidence of substantial efficacy enhancement

1 2 3

## Rational therapeutic combinations

*Illustrative*



*α4β7*

- ☑ Strong single-agent maintenance efficacy
- ☑ Superior safety profile

*TL1A*

- ☑ Strong single-agent induction efficacy
- ☑ Orthogonal MOA

- ☑ **Enhanced induction and maintenance efficacy**

**CLINICAL PRECEDENT**

***JNJ VEGA Ph2a study***

Clinical remission at 12 weeks



Δ+22%
47%
Best single agent = 26%
25%
24%
Anti-TNFα
N=72
Anti-IL-23
N=71
Combo
N=71

*Source: Feagan, B. G. et al. Lancet Gastroenterol. Hepatol. 8, 307–320 (2023)*

SPYRE

11

Spyre leverages genetically-driven patient selection to match disease drivers with therapeutic targets 1 2 3 CLINICAL PRECEDENT TL1A studies UC clinical remission at 12 weeks Δ Δ PRA023 RVT-3101 TL1A a4b7 IL-23 Genetic companion diagnostic (CDx) leveraging large-scale human genomic datasets

# Spyre is building a potentially best-in-class IBD pipeline with next-generation mAbs and rational combinations

● Co-lead programs

| STRATEGY | TARGET | PROGRAM[1] | DISCOVERY | IND-ENABLING | CLINICAL |
|---|---|---|---|---|---|
| Best-in-class mAbs (Extended half-life) | *$\alpha 4\beta 7$* Same MOA as vedolizumab | SPY001 ● | | *IND/CTN expected 2Q24* | *HV PK/PD data expected YE24* |
| | *TL1A* Same MOA as PRA023 | SPY002 ● | | *IND/CTN expected 2H24* | *HV PK/PD data expected 1H25* |
| | *IL-23* | SPY003 | | | |
| | *Novel MOA* | SPY004 | | | |
| Rational combinations | *$\alpha 4\beta 7$ + IL-23* | SPY130 | | | |
| | *$\alpha 4\beta 7$ + TL1A* | SPY120 | | | |
| | *TL1A + IL-23* | SPY230 | | | |

SPYRE

*[1]Spyre holds an option to license worldwide rights from Paragon Therapeutics, Inc. for all programs. SPY003 license is restricted to IBD, all other program licenses are indication agnostic*

13

# Spyre is building a potentially best-in-class IBD pipeline with next-generation mAbs and rational combinations

● Co-lead programs

| STRATEGY | TARGET | PROGRAM | DISCOVERY | IND-ENABLING | CLINICAL |
|---|---|---|---|---|---|
| **Best-in-class mAbs** (Extended half-life) | *α4β7* Same MOA as vedolizumab | SPY001 ● | | *IND/CTN expected 2Q24* | *HV PK/PD data expected YE24* |
| | *TL1A* Same MOA as PRA023 | SPY002 ● | | *IND/CTN expected 2H24* | *HV PK/PD data expected 1H25* |
| | *IL-23* | SPY003 | | | |
| | *Novel MOA* | SPY004 | | | |
| **Rational combinations** | *α4β7 + IL-23* | SPY130 | | | |
| | *α4β7 + TL1A* | SPY120 | | | |
| | *TL1A + IL-23* | SPY230 | | | |

SPYRE | 14

# Vedolizumab is a mega-blockbuster product in IBD

*"Biologic of choice for UC is Entyvio." – US KOL*

- Vedolizumab estimated $5.4B revenues WW in FY22.[1]
- Projected to sell **$7.5-9.0B** at peak WW.[1]


Entyvio vedolizumab
Global sales (2014-28F)
$B
0.3
0.7
1.3
1.8
2.4
3.2
4.1
4.7
5.4
6.3
6.9
7.3
7.7
7.9
8.1
2014 15 16 17 18 19 20 21 22 23 24 25 26 27 28

- Significant market share: **~36% of UC market** share and ~20% of CD market share in US.[1]


Entyvio vedolizumab
US/EU % market share (June 2014-June 2022)
US UC
US CD
EU UC
EU CD
36%
20%
0
10
20
30
40
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023

*1. Takeda JPM 2023 presentation. Note that Takeda's FY22 is April 2022-March 2023.*

*Sales forecast in figure: EvaluatePharma consensus*

SPYRE

15

# Vedolizumab maintenance efficacy and exquisite safety make it preferred biologic in moderate-to-severe UC

*"Entyvio (vedolizumab) is the safest drug and one of the most effective for UC."* – US KOL

- Vedolizumab specifically binds α4β7 integrin, selectively blocking gut lymphocyte trafficking.
- **Leading maintenance efficacy data in UC** replicated in two P3 studies; efficacy on par with upadacitinib 15mg dose; **superior head-to-head vs adalimumab** (Humira) in UC.
- Clean safety profile since approval in 2014.
- **#1 biologic in IBD** bio-naïve patients in the US.[1]



UC Maintenance Efficacy
Pbo-adjusted clinical remission %
Safest
Riskiest
α4β7
IL-23s
TNFαs
S1P1s
JAKs
0
10
20
30
40
vedolizumab IV
28%
vedolizumab SC
32%
ustekinumab
19%
mirikizumab
25%
adalimumab
9%
infliximab
18%
golimumab
12%
ozanimod
19%
tofacitinib
30%
upadacitinib*
40%

1. Takeda JPM 2023 presentation.

*Figure data sources: Vedolizumab IV and SC data from VISIBLE 1 P3 study. Ustekinumab, adalimumab, infliximab, golimumab, ozanimod, tofacitinib, upadacitinib data from labels. Mirikizumab data from phase 3 LUCENT-2 study. *Upadacitinib data shown in lighter red is 15mg preferred dose, darker red higher 30mg dose. Maintenance studies shown included patients who achieved clinical response at induction.*

SPYRE
16

SPY001 is designed to be a best-in-class anti-⍺4β7 mAb *Entyvio SC US BLA resubmitted April 2023 following CRL in 2019. Highly potent Proven epitope Selective No ⍺4β1 binding, no VCAM-1 adhesion blocking  Favorable safety profile High maintenance efficacy Convenient SC dosing Q8W or Q12W+ Convenient formulation High concentration, citrate free Rapid efficacy onset Patient selection approach Genetic CDx SC* *Not approved in the US SPY001 IV Q8W IV infusion Citrate formulation Potential upside Potential upside

Spyre mAbs introduce significant improvements over 1st generation mAbs  SPY001 Epitope maintained Validated pharmacology Equivalent potency Potential for IP into 2040s Diverse coverage of lead and backup series High concentration SC Ability to formulate at >150 mg/mL with low viscosity Citrate-free formulation may improve patient comfort Significantly extended half-life Q8-Q12W dosing based on validated half-life extension technology SPY001 target profile: Efficacy ≥ vedolizumab Citrate-free subcutaneous 300 mg dose Q8W or Q12W dosing interval SPY001 exploits validated ⍺4β7 biology with modifications designed for best-in-class properties

SPY001 is as potent and selective as vedolizumab in preclinical studies SPY001 binds the same ⍺4b7 epitope as vedolizumab. SPY001 is comparable to vedolizumab in potency… …and avoids unwanted interactions with a4b1. a4 Subunit b7 Subunit SPY001 Epitope Blocking MADCAM-1 Adhesion Blocking VCAM-1 Adhesion 1. Results are not based on a head-to-head trial.

# SPY001 binds to memory T-helper cells as well as vedolizumab



SPY001
Vedolizumab
Donor 1
Donor 2
Donor 3
Cell Binding (Relative MFI)
6000
5000
4000
3000
2000
1000
0
0.001
0.01
0.1
1
10
100
1000
Antibody Concentration (nM)

| | Vedolizumab $EC_{50}$ (nM) | SPY001 $EC_{50}$ (nM) |
|---|---|---|
| **Donor 1** | 0.22 | 0.21 |
| **Donor 2** | 0.27 | 0.30 |
| **Donor 3** | 0.24 | 0.22 |

- PBMCs from three human donors were isolated and stained with either vedolizumab or SPY001, as well as a basic immunophenotyping T-cell panel.
- Both vedolizumab and SPY001 exhibited binding on the memory T-helper CD3+CD4+CD45RO+ population.
- $EC_{50}$ values for both antibodies corresponded well with what has previously been reported for binding to the same population: $EC_{50}$ ~ 0.3 nM.[1]

*1. Soler, et. al. (2009)*

SPYRE
20

# SPY001 has exhibited a 17-day half-life in NHPs, nearly 2x the half-life of vedolizumab observed in multiple studies

**Pharmacokinetics in NHP, IV Bolus**



SPY001
Vedolizumab (Spyre)
Vedolizumab (Takeda1)
Normalized Concentration (C/Cmax)
1
0.1
0
5
10
15
20
25
Days Post-Injection
t1/2 = 17 days
t1/2 = 10 days
t1/2 = 10 days

- **β-elimination half-life of SPY001 observed at ~17 days, 70% longer than observed for vedolizumab.**
- Spyre vedolizumab data matches half-life observed in Takeda studies.[1,2]

NOTE: [1]BLA 125476, Vedolizumab. [2]Crawford, D. and Friedman, M. (2019). In all cases, PK data was normalized to $C_{max}$ and fit to a biphasic exponential decay curve from which the β-elimination half-life was determined.
SOURCE: Data on file.

SPYRE | 21

# SPY001 NHP half-life and increased dose suggest potential for significant improvement over Entyvio

NHP half-life, days


SPY001 (YTE)
300 mg
17
Entyvio
vedolizumab
SC 108 mg
10

SPY001 predicted human half-life and dosing interval, days


Q8W based on PK modeling
Q12W based on PK modeling
43-56
~35
~40
Predicted half-life range
25

- YTE modification typically increases mAb half-life by 2-4x versus wild-type in both NHP and human.
- Human YTE mAb half-life is on average 3.1x of NHP half-life.

*Source:* Rosario, M, et. al. (2017).

SPYRE

22

SPY001 is specifically formulated to maximize dosing without sacrificing patient comfort Note: Vedolizumab SC approved in EU. US BLA resubmitted April 2023 following CRL in 2019. Vedolizumab SC 108 mg 20 mM Citrate SPY001 SC 300 mg Citrate Free 26 injections per year Potential injection site pain Seasonal or every other month injections Improved patient comfort

# Vedolizumab appears underdosed in induction; opportunity for SPY001 to achieve superior time to onset

Induction

## UC induction clinical remission rates
%



Multi-MOA
Week 8-14 benchmarks
Entyvio vedolizumab
Week 6 (Gemini 1)
Potential upside for best induction rates with greater exposure
6%
17%
7%
13%
22%
37%
+20%
TNFα W8
IL-12/23 W8
IL-23 W12
TL1A W12
α4β7 W14
PBO
W6
Q1 ≤17.1
Q2 17.1-25.0
Q3 25.0-35.7
Q4 ≥35.7
trough concentration quartile (µg/ml)

- Slow onset of vedolizumab efficacy may be explained by insufficient dosing. Clear exposure-efficacy relationship[1] observed at Week 6:
  - **Highest quartile achieved a remarkable 37.1% remission rate.**
  - **Lowest exposure quartile did not separate from placebo.**
- FDA noted "significant exposure-response relationship" and recommended exploring higher doses to improve remission rates.[2]

*1. Rosario, M., et. al. (2017). 2. Vedolizumab FDA Clinical Pharmacology Review. Figure sources: Multi-MOA benchmark data from adalimumab label (TNFα), ustekinumab label (IL-12/23), mirikizumab LUCENT-1 study (IL-23), PRA023 P2b (TL1A), and vedolizumab VARSITY study (α4β7). Vedolizumab exposure-response data from Rosario, M., et. al. (2017).*

SPYRE
24

Once induction is achieved, very low exposures of vedolizumab are sufficient to maintain remission Source: Feagan, et. al. (2013). Minimal difference in maintenance of clinical remission between vedolizumab IV Q4W (44.8%) or Q8W (41.8%). Ctrough ≥ 6 µg/mL is a conservative target to maintain long-term efficacy with potent anti-⍺4b7 mAbs. Vedolizumab maintenance of clinical remission by exposure quartile  % at week 52 (GEMINI 1) % % % 14.2 to 42.8 9.8 to <14.2 6.0 to <9.8% <6.0 Vedolizumab trough concentration (µg/ml) by quartile % 38.7 to <50.8 27.1 to <38.7% 50.8 to 101.0 0 to <27.1% % Q8W dosing Q4W dosing Maintenance

SPY001 is a potentially best-in-class anti-a4b7 mAb with near-term de-risking studies anticipated    SPY001 Preferred target in large market Clinically validated pharmacology Designed for differentiation Promising early data PROGRAM SUMMARY UPCOMING CATALYSTS Vedolizumab is the preferred biologic in UC with >$5B in annual sales SPY001 observed to maintain vedolizumab's epitope with similar potency Q8W+ dosing, faster time to onset, patient-friendly formulation SPY001 observed to match vedolizumab's potency and selectivity and has ~2x half-life in NHPs

# Key value inflection in ~18 months with Phase 1 PK data anticipated to validate SPY001 as "long-acting Vedo"

**Market cap comps at key events: Projected**
$B


Morphic
Prometheus
Morphic oral α4β7:
Value at Phase 1 data
Further step-up in value with induction Phase 2 data[1]
5
4
3
2
1
0
$0.7
$0.8
$2.1
$1.3
$2.2
$4.2
IPO
Phase 1
Phase 2


Projected 2023
Projected 2024
Projected 2025+
H1
H2
H1
H2
H1
H2
CTN
SPY001 Phase 1
Spyre
launch
SPY001 Phase 2
Interim
Phase 1 PK/PD data
~18 months to key inflection

Source: FactSet 30-d average market caps after event date.
1 Morphic Phase 2a single arm UC data; Prometheus RCT (UC) and single arm (CD) Phase 2.; Prometheus ultimately acquired for $10.8B after Phase 2 data

SPYRE | 27

A conservative SPY001 product profile was tested against Takeda’s Entyvio and Morphic’s MORF-057 Agent SPY001 Entyvio IV Entyvio SC MORF-057 MOA a4b7 monoclonal antibody a4b7 monoclonal antibody a4b7 monoclonal antibody a4b7 antagonist small molecule Indication Treatment of moderately to severely active ulcerative colitis patients Administration (in maintenance) Subcutaneous Q12W (autoinjector) Intravenous Q8W Subcutaneous Q2W (autoinjector) Oral BID Efficacy (primary endpoints) Induction clinical remission at week 12: 20% (absolute) Maintenance remission at week 52: 40% (absolute) High maintenance remission Safety Clean safety profile / manageable AE profile expected for class Extremely clean safety profile

Assuming equivalent efficacy and safety, a quarterly injectable would be the preferred profile “Oral agents typically have an advantage except in this case … one shot every three months will have the advantage” U.S. KOL “Infrequent injections are more beneficial than orals, patients will forget to take the orals daily” U.S. KOL “The denominator will also increase with this profile, I would expect more patients to go to [SPY001] rather than Stelara after TNF failure” U.S. KOL Source: Expert calls with N=14 gastroenterologists conducted in May 2023 Preference class share in naïve and experienced patients Percent (n=14)

# Spyre is building a potentially best-in-class IBD pipeline with next-generation mAbs and rational combinations

Co-lead programs

| STRATEGY | TARGET | PROGRAM | DISCOVERY | IND-ENABLING | CLINICAL |
|---|---|---|---|---|---|
| **Best-in-class mAbs** (Extended half-life) | $\alpha 4 \beta 7$<br>Same MOA as vedolizumab | SPY001 ● | | IND/CTN expected 2Q24 | HV PK/PD data expected YE24 |
| | **TL1A**<br>Same MOA as PRA023 | SPY002 ● | | IND/CTN expected 2H24 | HV PK/PD data expected 1H25 |
| | IL-23 | SPY003 | | | |
| | Novel MOA | SPY004 | | | |
| Rational combinations | $\alpha 4 \beta 7$ + IL-23 | SPY130 | | | |
| | $\alpha 4 \beta 7$ + TL1A | SPY120 | | | |
| | TL1A + IL-23 | SPY230 | | | |

SPYRE | 30

# TL1A has emerged as one of the most promising targets in both UC and CD

- TL1A is involved in chronic inflammation and fibrosis pathways and is genetically associated with IBD.
- Clinical results from first-generation anti-TL1A antibodies suggest potential for highest induction efficacy across target classes and the utility of companion diagnostics to identify hyper-responders.

**Phase 2 results in UC and CD with PRA023 was a key factor in Prometheus' $10.8B acquisition by Merck.**

**First-generation anti-TL1A antibodies provide blueprint for a next-generation best-in-class agent from Spyre.**



UC Induction Efficacy
Pbo-adjusted clinical remission %
0
10
20
30
40
Safety TBD
TL1A
Safest
α4β7
IL-23s
TNFαs
S1P1s
JAKs
Riskiest
PRA023
25%
CDX+
38%
RVT-3101
20%
CDX+
27%
vedolizumab
12%
ustekinumab
12%
mirikizumab
11%
risankizumab
14%
adalimumab
8%
infliximab
23%
golimumab
12%
ozanimod
12%
estrasimod
15%
tofacitinib
12%
upadacitinib
25%

*Figure data sources: PRA023 P2b study. RVT-3101 P2b study. Vedolizumab GEMINI 1 P3 study. Ustekinumab, adalimumab, infliximab, risankizumab golimumab, ozanimod, tofacitinib, upadacitinib data from labels. Mirikizumab data from phase 3 LUCENT-1 study. Etrasimod data average of ELEVATE UC 12 and 52 studies.*

SPYRE | 31

# SPY002 is designed to be a best-in-class anti-TL1A mAb

| | PRA023 | RVT-3101 | TEV-48574 | SPY002 |
|---|---|---|---|---|
| **Complete TL1A blockade** *Monomers and trimers* | ✓ | ○ | ○ | ✓ |
| **Highly potent** *Kd below 150 pM* | ○ | ✓ | ✓ | ✓ |
| **Infrequent SC dosing** *Q8W or Q12W+* | ○ *Q4W[1]* | ○ *Q4W* | ○ *Q2W[3]* | ✓ |
| **Convenient formulation** *High concentration* | ✓ | ○ *100 mg/ml, ~45% BA* | ? *Subcutaneous infusion* | ✓ |
| **High remission rates** | ✓ | ✓ | ? | ↗ *Potential upside w/ increased exposure* |
| **Favorable safety profile** | ✓ | ✓ | ✓ | ✓ |
| **Immunogenicity** *<20% ADA[1]* | ✓ | ○ *>48% ADA (8% neutralizing)[2]* | ✓ | ✓ |

1. Prometheus PRA023 P2 ARTEMIS-UC and P2a APOLLO-CD data readouts, December 7, 2022. Q4W IV tested in Phase 2, Phase 3 SC dosing to be determined
2. Roivant RVT-3101 Release Deck, January 4, 2023.
3. Teva's TEV-48574 TL1A is currently in Phase 2 IBD studies, but limited information has been disclosed to date on attributes. Dosed Q2W in asthma study.

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32

Spyre mAbs introduce significant improvements over the 1st generation mAbs  PRA023 clinically validates pharmacology and therapeutic effect of MOA Novel into 2040s SPY002 exploits biology that has been validated by PRA023 and is designed to be best-in-class High concentration SC Ability to formulate at >150 mg/mL with low viscosity Citrate-free formulation may improve patient comfort Significantly extended half-life Q8-Q12W dosing based on validated half-life extension technology SPY002 target profile: Efficacy ≥ PRA023 Subcutaneous 300 mg dose Q8W or Q12W dose with citrate-free, patient-friendly formulation SPY002

# Spyre is evaluating both trimeric and monomeric/trimeric TL1A blockade for SPY002



UC induction clinical remission rates
Pbo-adjusted %
25%
20%
PRA023
RVT-3101
Monomers & trimers
Trimers only

- Though PRA023 performed numerically better in a cross-trial comparison, it has yet to be determined whether monomeric/trimeric blockade is superior.
- Known biology suggests only trimeric blockade is necessary for effect.

**Spyre is advancing both monomeric/trimeric and trimeric-only TL1A mAbs to DC selection.**

**Redundancy provides highest probability of creating a best-in-class therapeutic.**

*Figure sources: Prometheus PRA023 P2 ARTEMIS-UC data release, December 7, 2022. Roivant RVT-3101 Release Deck, January 4, 2023.*

SPYRE | 34

# De novo TL1A lead clones are highly potent and characteristically diverse

Example Spyre clones observed to be more potent than leading competitors

…with diverse profiles of monomer binding and/or DcR3 sparing


%Inhibition of TF-1 Apoptosis
100
75
50
25
0
0.01
1
100
Antibody Concentration (nM)


Relative DcR3/DR3 Blocking
$10^4$
$10^2$
$10^0$
$10^{-2}$
Spyre
TEV-48574
Spyre
PRA023
Spyre
RVT-3101
0.1
1
10
TF-1 Apoptosis Inhibition $IC_{50}$ (nM)

- **Spyre has multiple lead clones that have demonstrated superior potency as compared to PRA023.**
- **Diverse clones identified matching specificity profile with competitive antibodies.**
- **Development candidate to optimize against trimer and monomers, selectivity against decoy receptor.**

**Specialized reagents required to generate monomeric/trimeric TL1A mAbs, likely limiting fast-follower competition**

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35

SPY002 is a potentially best-in-class anti-TL1A mAb with near-term de-risking studies anticipated   SPY002 Attractive target in a large market Clinically validated pharmacology Designed for differentiation Promising early data PROGRAM SUMMARY UPCOMING CATALYSTS Existing investigational products have demonstrated excellent clinical efficacy in UC and CD SPY002 conserves the validated epitope to maximize TL1A blockade Q8W+ dosing and formulation improvements SPY002 observed to bind to monomers and trimers with picomolar potency

TL1A: Potential I&I indication expansion with dual anti-fibrotic and anti-inflammatory mechanism IBD SSc-ILD Expansion I&I indications

# Spyre is building a potentially best-in-class IBD pipeline with next-generation mAbs and rational combinations

● Co-lead programs

| STRATEGY | TARGET | PROGRAM | DISCOVERY | IND-ENABLING | CLINICAL |
| --- | --- | --- | --- | --- | --- |
| Best-in-class mAbs (Extended half-life) | $\alpha4\beta7$ Same MOA as vedolizumab | SPY001 ● | | IND/CTN expected 2Q24 | HV PK/PD data expected YE24 |
| | TL1A Same MOA as PRA023 | SPY002 ● | | IND/CTN expected 2H24 | HV PK/PD data expected 1H25 |
| | IL-23 | SPY003 | | | |
| | Novel MOA | SPY004 | | | |
| Rational combinations | $\alpha4\beta7$ + IL-23 | SPY130 | | | |
| | $\alpha4\beta7$ + TL1A | SPY120 | | | |
| | TL1A + IL-23 | SPY230 | | | |

SPYRE | 38

Spyre portfolio addresses the diverse pathophysiology of IBD Spyre is a pioneer in developing best-in-class mAbs against three top targets to enable superior combinations for IBD Blockade of α4β7 prevents circulating T cells  from entering inflammatory gut tissues Neutralization of TL1A suppresses inflammation within the gut tissue and blocks immune cell activation Neutralization of IL-23 inhibits cascade of various proinflammatory cytokines Intestinal epithelium Blood Vessel

# JNJ's VEGA study demonstrated power of combination therapy despite relative weakness of components


Δ+22%
~additive absolute clinical remission rates (induction)
47%
22%
25%
24%
25

| | Golimumab (TNFα) | Guselkumab (IL-23) | Combination |
|---|---|---|---|
| N= | 72 | 71 | 71 |
| Maintenance remission* | 28% | 31% | 48% |
| Safety | Poor (class effect) | Well tolerated | Mixed |

- **Despite non-optimal components, JNJ combination (JNJ-78934804) delivered superior UC efficacy compared to any single agent.**
- **Spyre aims to build on this success with combinations of best-in-class mAbs from superior MOAs.**

*NOTE: *In VEGA, only guselkumab (IL-23) was continued in maintenance for the combo arm in a treat-through design; Spyre plans to use combinations in maintenance.*

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40

# Spyre could create optimal combinations in IBD to safely and conveniently maximize efficacy

| Program | UC Induction | UC Maintenance | Safety | Dosing |
|---|---|---|---|---|
| **JNJ-4804**<br>*TNFα + IL-23* | **47% remission** (TNF, IL-23) | **48% remission** | *TNFα **black-box** safety warning*<br>*Broad immunosuppression* | Q4W |
| **SPY120**<br>*α4β7 + TL1A* | **>50% remission** (α4β7, TL1A) | **TBD remission** | *Gut-selective α4β7 backbone*<br>+<br>*Encouraging TL1A safety profile* | **Q8-12W** |
| **SPY130**<br>*α4β7 + IL-23* | **>50% remission** (α4β7, IL-23) | **>50% remission** | *Gut-selective α4β7 backbone*<br>+<br>*2nd safest class in IBD* | **Q8-12W** |

*The figures above are for Illustrative purposes only, assuming combinations result in additive efficacy*

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41

# We plan to rapidly advance combination programs in parallel with monotherapies in Phase 2

*Illustrative example*



Phase 1
Phase 2
Phase 3
Monotherapy safety and PK/PD in healthy volunteers
Co-administered, dose-ranging combination in IBD patients
Co-formulated combination of wholly owned investigational agents in IBD patients
SAD 3
SAD 2
SAD 1
MAD 2
MAD 1
Induction + maintenance
UC
SPY001 low dose
SPY001 high dose
SPY001 low dose + IL-23
SPY001 high dose + IL-23
PBO
Induction + maintenance
UC
SPY001 (α4β7)
SPY003 (IL-23)
SPY130 (α4β7 +IL-23)
PBO

**Comparable development strategy to be pursued with SPY002 (TL1A) combinations**

*Preliminary; pending regulatory feedback*

SPYRE
42

Spyre is developing potentially best-in-class combinations to maximize efficacy for patients with IBD Established combination precedent Ideal building blocks Rapid proof-of concept PROGRAM SUMMARY UPCOMING CATALYSTS JNJ VEGA study demonstrated unprecedented efficacy despite sub-optimal combination components Spyre's best-in-class engineered mAbs provide optionality for multiple rational combinations Parallel progression of portfolio of mAbs will allow evaluation of combinations in Phase 2 studies SPY130 SPY120 SPY230

# We aim to develop companion diagnostics to augment our therapeutic combinations and monotherapies

**IBD patients cycle though multiple biologics with modest remission rates**


TNF
4L
rescue
α4β7

**We believe the future of IBD includes combination therapies and precision approaches to break the therapeutic ceiling**


TL1A
IL-23
α4β7


Precision immunology
IL-23
α4β7
TL1A
IL-23 + α4β7
TL1A + α4β7

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44

Prometheus and Roivant demonstrated POC that a genetic CDx can identify responders to TL1A RVT-3101 TL1A Δ UC clinical remission at 12 weeks Source: Company materials PRA023 TL1A Δ UC clinical remission at 12 weeks CDx partner CDx partner Spyre aims to develop genetic companion diagnostics across a portfolio of best-in-class therapeutics Prometheus Biosciences Roivant Cedars Sinai 23andMe

Corporate

Leadership and BOD

# Cash and anticipated milestones

| | 2023 | 2024 Expected | 2025 Expected |
|---|---|---|---|
| **SPY001** (SC, extended half-life α4β7) | | 2Q – IND/CTN<br>YE – POC PK in HVs | Full PK in HVs<br>Phase 2 initiation |
| **SPY002** (SC, extended half-life TL1A) | | 1H – R&D Day<br>2H – IND/CTN | PK in HVs |
| **SPY003** (SC, extended half-life IL-23) | | 1H – R&D Day | IND/CTN |
| **SPY004** (SC, extended half-life novel target) | | 1H – R&D Day Target disclosure | |
| **Combinations** (SC, extended half-life) | | | Phase 2 initiation |
| **Key external catalysts** | ✓ RVT-3101 P2 maintenance data (2Q)<br>PRA023 UC cohort 2 data<br>PRA023 UC/CD P2 OLE data | PRA023 SSc-ILD P2 data (1H)<br>PRA023 4th indication announcement<br>DUET-UC & DUET-CD data<br>TEV-48574 CD P2b interim data (2H) | |

**$200M expected to fund broad pipeline into 2026 through multiple key value creation events**

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48

# I&I companies with compelling science have maintained value even in market downturns

| Company | IPO Raise | Market Cap ($M) Min | Market Cap ($M) Max | Stage at IPO (Pre / Ph1 / Ph2 / Ph3) | Lead program status at fundraising |
|---|---|---|---|---|---|
| Prometheus Biosciences | $219 | 566 | 9,196 | Pre, Ph1 | • Lead anti-TL1A program in P1, <2 years to P2 RCT data in UC and P1b data in CD. |
| MORPHIC | $104 | 406 | 2,680 | Pre | • Lead $\alpha4\beta7$ integrin inhibitor for IBD 1 year from IND.<br>• $\alpha v\beta6$ integrin inhibitor for IPF 6 months from IND. |
| DICE | $235 | 500 | 1,607 | Pre | • CTN for lead IL-17 SM program, <3 months to psoriasis P1 initiation.<br>• Preclinical data showing IL17 inhibition & efficacy matching Cosentyx. |
| ventyx BIOSCIENCES | $174 | 496 | 2,679 | Pre | • Lead Tyk2 inhibitor P1 MAD initiation in <1Q, P2 POC following year.<br>• S1P1R program to initiate P2 that quarter. |
| PLIANT | $166 | 150 | 1,798 | Pre, Ph1, Ph2 | • P2a IPF initiated following P1a/b completion.<br>• P2a initiated; PSC IND submitted, <6mos to P2a start. |
| SPYRE THERAPEUTICS – If 2023… | | TBD | | Pre | • Two development candidates with NHP PK. |
| SPYRE THERAPEUTICS – If 2024… | | TBD | | Pre, Ph1 | • Expect 2 INDs filed with P1 trials initiating, PK/PD data for SPY001. |
| SPYRE THERAPEUTICS – If 2025… | | TBD | | Pre, Ph1 | • Expect SPY001 and SPY002 enabled for rapid development as potentially best-in-class SC therapeutics for IBD. |

Legend: Market Cap ($M): Min — IPO — Today — Max

NOTE: "Today" market cap as of *April 17, 2023*
*SOURCE: FactSet. Company S-1s.*

**Initial financing rounds expected to generate valuable milestones.**

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49

# Acquisitions illustrate value of validated targets in I&I, which have supported multiple transactions >$1B per Spyre program

| Acquirer | Target | Deal economics (year) | Status of lead asset | We believe Spyre programs could be at comparable stage by: 2025 | 2026 | 2027 |
|---|---|---|---|---|---|---|
| MERCK | PANDION THERAPEUTICS | **$1.85B (2021)** | Proof-of-mechanism in P1a (HVs); potential for UC & autoimmune indications. | SPY001<br>SPY002 | SPY003<br>SPY004 | |
| sanofi | kymab | **$1.435B total (2021)**<br>• $1.1B upfront<br>• $350M milestone | Positive data from a randomized P2a study for KY1005 (OX40L) | | SPY001<br>SPY002 | |
| MERCK | Prometheus Biosciences | **$10.8B (2023)** | Positive topline P2b RCT data in UC and open-label single-arm P2 data in CD. | | SPY001 | SPY002<br>Combos |
| Takeda | nimbus THERAPEUTICS | **$6.0B (2022)**<br>• $4.0B upfront<br>• $2.0B milestones | Positive topline P2b data in psoriasis for NDI-034858 (TYK2); potential in immune-mediated diseases, including IBD. | | | |
| Pfizer | ARENA PHARMACEUTICALS | **$6.7B (2021)** | Positive P2 data in UC for etrasimod. | | | |

**Comparable acquisitions illustrate optionality that exists for potential exits.**

*SOURCE: Press releases.*

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50

Thank you

# Spyre antibodies were developed by our partners at Paragon was founded in 2021 by Fairmount.

**21** **Professionals with deep expertise** in antibody engineering and drug development from across the industry.

by facilities and scientists at FairJourney Biologics and contract research organizations across the globe.

**12** **Programs** currently in development with lead program on track to enter clinical trials in 3Q23, less than 2 years from ideation.

Apogee Therapeutics, in 2022, which went public in July 2023 in a $345M IPO.

PARAGON THERAPEUTICS



**Evan Thompson**
*COO*



**Hussam Shaheen**
*SVP Biotherapeutics*



**Jason Oh**
*VP Biology*



**Shawn Russell**
*VP CMC*



**Cyrus Stacey**
*VP Quality*



**Neta Batscha**
*VP Operations & Strategy*

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52

Diverse expertise in antibody discovery and engineering enables potentially best-in-class therapeutics Established workflows and CRO relationships enable fast and reliable antibody discovery to generate novel drug candidates with best-in-class properties Cross-species immunization Hybridoma approaches Single B-cell cloning Phage display Yeast display In-silico design Antibody engineering expertise in a variety of techniques to fulfill the needs of a wide range of programs

Paragon aims to engineer best-in-class antibodies by optimizing across five key properties Potency Formulatability More drug and less pain Pharmacokinetics Longer half-life for fewer shots 2 1 3 4 5 Targeting the best epitope and maximizing in vitro responses Manufacturability Plug-and-play manufacturing and highly stable Safety Target specificity and low immunogenicity

# Spyre mAbs employ proven half-life extension technology



pH 5.5
pH 7
1st gen mAb
Spyre mAb
1st gen mAb released back to blood stream
Blood Stream
Pinocytosis
FcRn
Endosome
Endosome
Spyre mAbs released back to blood stream
Antibody Recycling
FcRn bound mAbs
FcRn bound mAbs
Antibody Degradation
Antibody Degradation
Physiological affinity
High affinity

SOURCE: Adapted from Ko S et al *BioDrugs* 2021

- Spyre mAbs designed to be recycled back into circulation more readily
- Drug exists at much higher levels for longer duration of effect
- Fewer injections decrease patient burden and can improve compliance and penetration

SPYRE
55

YTE technology shown to significantly prolong half-life and without increasing immunogenicity Source: 1) Rocca, A, et al. Int J of Mol Sci, 2021; 2) Domachowske NEJM 2022 YTE mAbs have extended half-lives in NHPs and humans ADA rates are similar for YTE and non-YTE antibodies1,2 YTE Non-YTE Extent of half-life extension dependent on target (soluble vs. membrane bound) YTE mAbs WT mAbs